Subsequent Event	12 Months Ended
Mar. 31, 2011
Subsequent Event
Subsequent Event

25.    Subsequent Event

In accordance with a share exchange agreement between the Company and HUDSON SOFT CO., LTD. ("HUDSON"), a consolidated subsidiary of the Company, pursuant to the resolution of the Company's board of directors' meeting held on January 20, 2011, the Company executed a share exchange agreement on April 1, 2011 to acquire the remaining non-controlling interest and make HUDSON a wholly owned subsidiary of the Company. Under the terms of the agreement, 0.188 shares of the Company's common stock were exchanged for one common share of HUDSON. The Company issued approximately 2,491 million shares of its treasury stock to acquire the remaining non-controlling interest in HUDSON. This acquisition of the remaining non-controlling interest in HUDSON will be recognized in KONAMI's consolidated statement of changes in equity.